UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this current report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2019, Sysorex, Inc., (the “Company”) filed a Certificate of Amendment (the “Reverse Stock Split Amendment”) to its Articles of Incorporation (the “Articles of Incorporation”), with the Secretary of State of the State of Nevada to effect a 1-for-100 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, par value $0.00001 per share (“Common Stock”), or shares of Common Stock held by the Company as treasury stock. Pursuant to the Reverse Stock Split Amendment, effective as of July 30, 2019, every one hundred shares of the issued and outstanding Common Stock or shares of Common Stock held by the Company as treasury stock will be converted into one share of Common Stock, without any change in the par value per share.

The Common Stock will begin trading on a Reverse Stock Split-adjusted basis on the OTCQB marketplace at the opening of trading on July 30, 2019. In connection with the Reverse Stock Split, the Common Stock will also commence trading with a new CUSIP number, 87185L 206, at such time.

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, as a result of the Reverse Stock Split, a stockholder would otherwise hold a fractional share, the stockholder will receive, in lieu of the issuance of such fractional share, one whole share of Common Stock.

Computershare Trust Company, N.A., the Company’s transfer agent, is acting as the exchange agent for the Reverse Stock Split and will provide instructions to stockholders of record regarding the process for exchanging shares. Those stockholders holding Common Stock in “street name” will receive instructions from their brokers.

The foregoing description of the Reverse Stock Split Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the Reverse Stock Split Amendment, which is incorporated herein by reference. A copy of the Reverse Stock Split Amendment is attached hereto as Exhibit 3.1.

Item 7.01	Regulation FD Disclosure.

On July 29, 2019, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation, effective as of July 30, 2019.

99.1	Press Release issued on July 29, 2019.

EXHIBIT INDEX

Exhibit No.	Description

3.1*	Certificate of Amendment to Articles of Incorporation, effective as of July 30, 2019.

99.1**	Press Release issued on July 29, 2019.

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX, INC.

Date: July 29, 2019	By:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	Chief Executive Officer

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